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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 16, 2006

                                   MAXXAM INC.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

          1330 Post Oak Boulevard
                 Suite 2000                                         77056
               Houston, Texas                                    (Zip Code)
  (Address of Principal Executive Offices)

             Registrant's telephone number, including area code: (713) 975-7600

(Former name, former address and former fiscal year, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    __ Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
    __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR
       240.14a-12)
    __ Pre-commencement communications  pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
    __ Pre-commencement communications  pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

     On February 16, 2006, the  Registrant's  indirect wholly owned  subsidiary,
The Pacific Lumber Company ("Palco"), and Palco's subsidiary,  Britt Lumber Co.,
Inc.  ("Britt," and together with Palco, the "Borrowers"),  and certain of their affiliates entered into (a) the Fifth Amendment to Revolving Credit Agreement, a
copy of which is attached hereto as Exhibit 10.1, and (b) the Fifth Amendment to
Term  Loan  Agreement,  a copy of which  is  attached  hereto  as  Exhibit  10.2
(collectively the "Amendments"). Palco has previously been provided an aggregate of $9.0  million  in  loans  by its  parent,  MAXXAM  Group  Inc.  ("MGI").  The
Amendments,  among other things, enable Palco to borrow up to an additional $2.0 million from MGI. It is anticipated that proceeds of such loans will be used for working capital purposes.

     The  Amendments  also state  that,  due to a breach of a  Revolving  Credit
Agreement  EBITDA  covenant for the period ended  November 30, 2005, an event of default exists under the Revolving Credit Agreement and the Term Loan Agreement,
and that a further  breach may occur in respect of the  covenant  for the period ended December 31, 2005. The Borrowers are pursuing discussions with the lenders under the two  facilities  in order to  revise  the  covenant  and  resolve  the default.  While the Company  believes that the  situation can be  satisfactorily resolved,  there can be no assurance  that this will be the case. The Registrant does not intend to provide updates regarding the progress of discussions between the Borrowers and the lenders.

     Item 9.01 Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number
                                                  Description

      10.1         Fifth Amendment to Revolving Credit Agreement, dated February
                   16, 2006, among Palco, Britt, The CIT Group/Business Credit, Inc.
                   and other parties

      10.2         Fifth  Amendment to Term Loan Agreement,dated February 16, 2006, among Palco, Britt, Credit Suisse First Boston and other parties

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                   MAXXAM INC.

Date: February 22, 2006            By:      /s/ Bernard L. Birkel
                                            -------------------------------------------------------
                                   Name:    Bernard L. Birkel
                                   Title:   Secretary & Senior Assistant General Counsel

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